ESCROW AGREEMENT

         This Escrow Agreement is entered into as of October 21, 1997 by and among IBJ Schroder Bank & Trust Company, a banking corporation organized under the laws of the State of New York (the "Escrow Agent"), Q.E.P. Co., Inc. a Delaware corporation ("the "Purchaser") and RCI Holdings Inc. (the "Seller").

         WHEREAS, the stock purchase agreement dated October 21, 1997 (the "Purchase Agreement") between the Purchaser and Seller provides for the acquisition of Roberts Consolidated Industries, Inc. (the "Company") by the Purchaser through the purchase of all the outstanding shares of common stock of the Company; and

         WHEREAS, the Purchaser is depositing with you, as escrow agent, $500,000 aggregate principal amount of the Purchaser's 8% Subordinated Debentures due 2001 (the "Subordinated Debentures"); and

         WHEREAS, the Escrow Agent is willing to establish an escrow account on the terms and subject to the conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

         Escrow Agent agrees to hold those Subordinated Debentures, and the interest on those Subordinated Debentures and the interest on such interest (the "Fund"), on the following terms:

                  1. The Fund shall be held and disposed of by you as follows:

                           a. On December 20, 1997, if (1) the sum of (A) the
aggregate principal amount of Subordinated Debentures included in the Fund plus
(B) the accrued and unpaid interest on such Subordinated Debentures, reduced by
(2) the amount, if any, you are then required to hold separately pursuant to paragraphs 1(d) and 1(e) exceeds $250,000, you shall deliver to the Seller Subordinated Debentures the aggregate principal amount of, and accrued and unpaid interest thereon, which equals that excess. On April 20, 1998, if the sum of (1) the aggregate principal amount of Subordinated Debentures included in the Fund plus (2) the accrued and unpaid interest on such Subordinated Debentures exceeds the amount, if any, Escrow Agent is then required to hold separately pursuant to paragraphs 1(c) and 1(d), Escrow Agent shall deliver to the Seller Subordinated Debentures the aggregate principal amount of, and accrued and unpaid interest on, which equals that excess. The amount of all Damages (as defined in paragraph 1(b)) and all Maximum Additional Damages (as defined in paragraph 1(b)) in respect of affidavits delivered pursuant to paragraph 1(b) Escrow Agent is not yet required to hold separately in escrow pursuant to paragraph 1(c) or 1(d) and in respect of which Escrow Agent has not yet made any payment shall, for purposes of this paragraph 1(a), be deemed to be required to be held separately in escrow pursuant to paragraph 1(c) or 1 (d). All payments and deliveries to the Seller shall be made as directed in an affidavit of the Seller delivered to Escrow Agent.

                           b. (i) Escrow Agent receives an affidavit of an
officer of the Purchaser stating (A) that the Purchaser has incurred a loss, liability, damage or expense, including attorneys' fees and expenses and the expenses of investigating or defending against any claim or proceeding for which the Purchaser is entitled to indemnification pursuant to the Purchase Agreement (collectively, the "Damages") as a result of any misrepresentation or any breach of warranty or agreement by the Seller in the Purchase Agreement for which the Purchaser is entitled to indemnification pursuant to the Purchase Agreement (collectively, a "Breach"), (B) the amount of the Damages incurred to date by the Purchaser as a result of the Breach and the maximum amount of additional Damages the Purchaser may incur (the "Maximum Additional Damages"), and (C) that the amounts specified in clause (B) are reasonable estimates of such Damages and Maximum Additional Damages, Escrow Agent shall promptly deliver a copy of the affidavit to the Seller. The Purchaser shall deliver a copy of any such affidavit to the Seller promptly after it delivers the affidavit to Escrow Agent. Any affidavit delivered by the Purchaser pursuant to this paragraph shall set forth in reasonable detail the individual items of Damages sustained by the Purchaser and the nature of those items.

                           (ii) With respect to any Breach, the Purchaser may
from time to time submit additional affidavits stating the amount of additional Damages incurred by it or revising the amount of the Maximum Additional Damages and stating that those amounts are reasonable estimates of such Damages and Maximum Additional Damages, and Escrow Agent shall promptly deliver a copy of each such affidavit to the Seller. The Purchaser shall deliver a copy of any such affidavit to the Seller promptly after it delivers the affidavit to Escrow Agent.

                           c. Escrow Agent shall hold the amount of Damages
claimed in the Purchaser's affidavit separately for 30 days or for such additional time as required by paragraph 1(d) hereof. If, 30 days after delivery by Escrow Agent to the Seller of a copy of an affidavit from the Purchaser claiming Damages, Escrow Agent has not received an affidavit from the Seller disputing either the Purchaser's right to Damages or the amount of Damages incurred by the Purchaser, Escrow Agent shall promptly deliver to the Purchaser the amount specified in its affidavit as Damages and, if the Purchaser stated that it may incur additional Damages as a result of the Breach, Escrow Agent shall continue to hold separately in escrow an amount equal to the amount of the Maximum Additional Damages with respect to the Breach.

                           d. If, during the 30-day period referred to in
paragraph 1(c), Escrow Agent receives an affidavit of an officer of the Seller disputing the Purchaser's right to Damages or the amount of Damages incurred by the Purchaser, as the case may be, Escrow Agent shall (i) promptly forward a copy of that affidavit to the Purchaser, (ii) pay to the Purchaser any undisputed amount of Damages, and (iii) hold the balance of the amount claimed by the Purchaser as Damages, separately in escrow until receipt of either an affidavit signed by an officer of the Purchaser and an officer of the Seller directing the disposition of all or part of the Fund or a certified copy of a final, non-appealable order of a court of competent jurisdiction ordering Escrow Agent to dispose of the amount subject to the dispute accompanied by an opinion of legal counsel as to the finality and non-appealability of such order. The Seller shall deliver to the Purchaser a copy of any affidavit delivered to Escrow Agent hereunder promptly after it delivers the affidavit to you. Upon receipt of an affidavit or court order, Escrow Agent shall promptly comply with its terms. In any proceeding to resolve a dispute, part of the final determination shall be an allocation of the costs of the proceeding (including attorneys' fees), and the Purchaser shall bear all such costs, unless it is finally determined that the Purchaser's claim for Damages was valid.

                  2. It is understood and agreed that Escrow Agent's duties are purely ministerial in nature. It is further agreed that:

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                           a. Escrow Agent shall not be responsible for the
performance of Purchaser or Seller under this agreement or any other agreement;

                           b. Escrow Agent may conclusively rely and shall be
protected in acting or refraining from acting upon any document, instrument, certificate, instruction or signature believed by you to be genuine and may assume and shall be protected in assuming that any person purporting to give any notice or instructions in accordance with this agreement or in connection with any transaction to which this Escrow Agreement relates has been duly authorized to do so. Escrow Agent shall not be obligated to make any inquiry as to the authority, capacity, existence or identity of any person purporting to have executed any such document or instrument or have made any such signature or purporting to give any such notice or instructions;

                           c. Escrow Agent undertakes to perform only such
duties as are expressly set forth herein and shall not be bound in any way by any agreement between Purchaser and Seller (whether or not Escrow Agent has knowledge thereof); and

                           d. Escrow Agent shall not assume any responsibility
or liability for the completeness, correctness or accuracy of the Fund or for any transactions between Purchaser and Seller.

                           e. Escrow Agent shall receive, as compensation for
your services hereunder, the sum of $1,500 as an Initial Acceptance Fee, which fee shall be payable at closing and, as an Administration Fee, the sum of $2,500, per annum or part thereof, payable by the Purchaser upon funding of the Fund and annually thereafter. Escrow Agent shall also receive payment for certain transaction fees as set forth in Schedule I hereto.

                  3. Escrow Agent shall hold and dispose of the Fund in the manner set forth above and shall have no other duties as escrow agent; your duties shall be determined only with reference to this agreement and applicable law. Escrow Agent is not charged with knowledge of or any duties or responsibilities under any other document or agreement. If in doubt as to its duties and responsibilities under this agreement, Escrow Agent may consult with counsel of its choice and shall be protected in any action taken or omitted upon the advice or opinion of that counsel. The Purchaser and the Seller shall indemnify Escrow Agent and hold Escrow Agent harmless against any loss, liability, damage or expense you may incur as a result of acting as escrow agent under this agreement, except for any loss, liability, damage or expense arising from its own gross negligence or wilful misconduct, in the following proportions: 50% by the Purchaser and 50% by the Seller. The Purchaser and the Seller agree Escrow Agent shall not be liable to them for any actions taken by Escrow Agent pursuant to this agreement. The provisions of this paragraph 3 shall survive any termination of this agreement.

                  4. In the event Escrow Agent is at any time confronted with inconsistent claims or demands by the parties to this agreement, Escrow Agent may interplead the parties in any court of competent jurisdiction and request that the court determine the respective rights of the parties with respect to this agreement, and, upon doing so, Escrow Agent automatically shall be released from any obligation or liability as a consequence of any such claims or demands.

                  5. Escrow Agent may execute any of its powers or responsibilities under this agreement and exercise any rights under this agreement directly or by or through its agents or attorneys. Nothing in this agreement shall be deemed to impose upon you any duty to qualify to

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do business or to act as fiduciary in any jurisdiction other than the state of
New York. Escrow Agent shall not be responsible for and shall not be under a duty to examine into or pass upon the validity, binding effect, execution or sufficiency of this agreement or of any amendment or supplement to this agreement.

                  6. Escrow Agent may resign at any time upon 30 days' notice to the Purchaser and the Seller, but only if a successor escrow agent has been appointed by the Seller and the Purchaser prior to the effective date of its resignation. Upon receipt of notice of resignation, the Purchaser and the Seller promptly shall use their best efforts to designate a successor escrow agent to serve in accordance with this agreement. Upon receipt of an affidavit signed by an officer of the Purchaser and an officer of the Seller directing the disposition of the Fund to a successor escrow agent, Escrow Agent shall promptly comply with that affidavit. In the case of Escrow Agent's resignation, its only duty shall be to hold and dispose of the Fund in accordance with the original provisions of this agreement until a successor shall be appointed by Purchaser and Seller and a written notice of the name and address of such successor escrow agent shall be given to Escrow Agent by Purchaser and Seller, whereupon its only duty shall be to turn over the Fund to such successor in accordance with the written instructions of Purchaser and Seller.

                  7. This agreement cannot be changed or terminated orally and may be changed only with the prior written consent of the Purchaser, the Seller and Escrow Agent. Should Purchaser and Seller attempt to change this agreement in a manner which, in your sole opinion, is undesirable, Escrow Agent may resign upon 30 days notice to Purchaser and Seller subject to the provisions of paragraph 6 above.

                  8. Any notice or other communication under this agreement shall be in writing and shall be considered given when delivered personally or mailed by registered mail, return receipt requested, to the parties at the following addresses (or at such other address as a party may specify by notice to the others):

                  If to the Purchaser, to it at:

                           1081 Holland Drive
                           Boca Raton, Florida  33487
                           Attn:  Chief Financial officer

                           with a copy to:

                           Holland & Knight LLP
                           One East Broward Boulevard
                           Fort Lauderdale, Florida
                           Attn:  Steven Sonberg, Esq.

                  If to the Seller, to it at:

                           c/o Balfour Investors Incorporated
                           Rockefeller Center
                           620 Fifth Avenue
                           New York, New York  10020
                           Attn:  Kenneth Grossman, Esq.

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                           with a copy to:

                           Proskauer Rose LLP
                           1585 Broadway
                           New York, New York 10036
                           Attn:  Edward Kerson, Esq.

                  If to the Escrow Agent, to it at:

                           One State Street
                           New York, New York 10004
                           Attn: __________________

         Notwithstanding the foregoing, any notice or other communication under paragraph 1(d) or 1(e) shall be given by registered mail, return receipt requested, and shall be considered given by you to the Seller or the Purchaser two days after you receive a registered mail return receipt with respect to the notice so given.

                  9. The Purchaser and the Seller each acknowledge that the security procedures designated by each of them on Schedules A and B hereto with respect to funds transfers from the Escrow Amount were selected from the security procedures offered by the Escrow Agent. The Purchaser and the Seller will each restrict access to confidential information relating to such security procedures to authorized persons. Each party must notify the Escrow Agent immediately if it has reason to believe unauthorized persons may have obtained access to such information, or of any change in its authorized personnel. In executing funds transfers, the Escrow Agent will rely upon account numbers or other identifying numbers of a beneficiary, beneficiary's bank or intermediary bank rather than names. The Escrow Agent shall not be liable for any loss, liability or expense resulting from any error in an account number or other identifying number provided it has accurately transmitted the numbers provided.

                  10. If any provision of this agreement or the application thereof to any person or circumstance shall be determined to be invalid or unenforceable, the remaining provisions of this agreement or the application of such provision to persons or circumstances other than those to which it is held invalid or unenforceable shall not be affected thereby and shall be valid and enforceable to the fullest extent permitted by law.

                  11. This agreement may be executed in several counterparts or by separate instruments, and all of such counterparts or instruments shall constitute one agreement, binding on all the parties hereto.

                  12. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the context may require.

                  13. This agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings (written or oral) of the parties in connection herewith.

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         IN WITNESS WHEREOF, the parties hereto execute this agreement as of the date first above written.

                                            Q.E.P.CO., Inc.

                                            By: /s/ LEWIS GOULD
                                                -----------------------------
                                                Name: Lewis Gould
                                                Title:

                                            RCI HOLDINGS INC.

                                            By: /s/ CARL C. WATSON
                                                -----------------------------
                                                Name: Carl C. Watson
                                                Title: President

                                            IBJ SCHRODER BANK & TRUST COMPANY

                                            By: /s/ TERENCE RAWLINS
                                                -----------------------------
                                                Name: Terence Rawlins
                                                Title:



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                                   SCHEDULE A

Upon receipt of Disbursement Instructions from the Purchaser directing the Escrow Agent to disburse amounts from the Escrow Funds, the Escrow Agent will confirm the instructions set forth in such notice with one of the authorized individual(s) listed below at an authorized telephone number appearing opposite such individual's name:

                  AUTHORIZED INDIVIDUAL(S)            AUTHORIZED TELEPHONE
                    OF THE PURCHASER                         NUMBER(S)
                  -----------------------             --------------------


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                                   SCHEDULE B

Upon receipt of Disbursement Instructions from the Seller directing the Escrow Agent to disburse amounts from the Escrow Funds, the Escrow Agent will confirm the instructions set forth in such notice with one of the authorized individual(s) listed below at an authorized telephone number appearing opposite such individual's name:

                  AUTHORIZED INDIVIDUAL(S)            AUTHORIZED TELEPHONE
                    OF THE SELLER                           NUMBER(S)
                  -----------------------             --------------------


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